OPERATING LEASES	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
OPERATING LEASES
OPERATING LEASES

The minimum contractual future rentals represent revenues to be recognized on a straight line basis for each of the following periods, as of December 31, 2018:

Year ending December 31, (in thousands of $)	Total
2019	211,098
2020	196,390
2021	193,333
2022	193,333
2023 and thereafter	235,554
Total	1,029,708

Minimum lease rentals are calculated based on contractual future revenue expected to be recognized on a straight-line basis over the lease term with certain assumptions such as those relating to expected off-hire days.

PTNR has the right to purchase the NR Satu at any time after the first anniversary of the commencement date of its charter at a price that must be agreed upon between us and PTNR. We have assumed that this option will not be exercised. Accordingly, the minimum lease rentals set out above include revenues arising within the option period.

Jordan has the option, for a termination fee, to terminate the charter after the fifth anniversary of the delivery date of the Golar Eskimo. The minimum contractual future revenues above assumes that this option will not be exercised.

All our vessels are held for contractual future leasing, see note 13 and note 14. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.